EXHIBIT 10.2

STOCK SUBSCRIPTION AGREEMENT

THIS STOCK SUBSCRIPTION AGREEMENT (the "Agreement"), dated as of March 30, 2016 is entered into by and between Citius Pharmaceuticals, Inc., a Nevada corporation (the "Corporation"), and Leonard Mazur, an individual with an address 32 Arden Road, Mountain Lakes, New Jersey 07046 (the "Subscriber").

WITNESSETH

WHEREAS, the Corporation desires to issue and sell to the Subscriber, and the Subscriber desires to subscribe to and accept from the Corporation five million (5,000,000) shares of the Corporation's common stock, par value $0.001 per share (the "Common Stock") upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the above, the parties hereby agree as follows:

1.

Purchase and Sale. Subject to the terms and conditions of this Agreement, on the Closing Date, the Subscriber shall purchase from the Corporation, and the Corporation shall sell and issue to the Subscriber five million (5,000,000) shares of Common Stock (the "Securities") at a price of $0.60 per share.

2.

Closing. The purchase and sale of the Securities shall take place on the date that the Corporation closes on the acquisition of Leonard-Meron Biosciences, Inc. ("LMB") (the "Closing"). At the Closing, the Corporation shall deliver to the Subscriber a stock certificate (the "Certificate") evidencing the Securities registered in the Subscriber's name against delivery to the Corporation of three million ($3,000,000) dollars (the "Purchase Price") by wire transfer of immediately available funds to an account designated by the Corporation prior to the Closing.

3.

Restricted Securities. All Securities issued in exchange for the Purchase Price in accordance with the terms hereof may not be sold or transferred unless (i) such Securities are sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or (ii) the Corporation or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such Securities are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) ("Rule 144"). The Certificate for Securities issuable pursuant to this Agreement shall bear a legend substantially in the following form, as appropriate:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO CITIUS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

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4.

Piggy Back Rights. If at any time on or after the Closing, the Corporation proposes to file a registration statement under the Securities Act (a "Registration Statement") with respect to an offering of securities owned by officers, directors or ten percent (10%) shareholders of the Corporation, excluding securities purchased in an offering, then the Corporation shall (x) give written notice of such proposed filing to the Subscriber as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the Subscriber in such notice the opportunity to register the sale of such number of Securities as the Subscriber may request in writing within five (5) days following receipt of such notice (a "Piggy Back Registration"). The Corporation shall cause the Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit Securities requested to be included in a Piggy Back Registration on the same terms and conditions as any similar securities of the Corporation and to permit the sale or other disposition of such Securities in accordance with the intended method(s) of distribution thereof. The Subscriber proposing to distribute the Securities through aPiggy Back Registration that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for suchPiggy Back Registration.

5.	Representations and Warranties of the Subscriber.

a.

Authorization. All action on the part of the Subscriber for the authorization, execution, delivery and performance by the Subscriber of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of the Subscriber, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

b.

Restricted Securities. The Subscriber understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and the Subscriber is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law.

c.

Experienced Investor. The Subscriber is experienced in evaluating and investing in securities of companies similarly situated to the Corporation, and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

d.

Corporation Information. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Subscriber further represents that the Subscriber has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of this Agreement, the Securities and the merger with LMB. In addition, the Subscriber represents that the Subscriber has had an opportunity to ask questions and receive answers from the Corporation regarding the business, properties, prospects and financial condition of the Corporation.

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6.	Representations and Warranties of the Corporation.

a.

Organization and Qualification. The Corporation and each of its subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Corporation nor any subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

b.

Authorization. All action on the part of the Corporation for the authorization, execution, delivery and performance by the Corporation of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

c.

No Conflict. The execution and delivery by the Corporation of this Agreement does not and the consummation by the Corporation of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under, (i) the Company's certificate of incorporation or by-laws, (ii), any judgment, order, decree, statute, rule, regulation or other law applicable to the Corporation or (iii) in any material respects, any material contract, agreementor instrument by which the Corporation is bound.

d.

Issuance of Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Corporation.

7.	Miscellaneous.

a.

Notices. All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) three (3) business day after being mailed with a nationally recognized overnight courier service, or (c) five (5) business days after being mailed by registered or certified first class mail, postage prepaid, return receipt requested, to the parties hereto at:

If to the Corporation, to:	Citius Pharmaceuticals, Inc. 63 Great Road Maynard, MA 01754

If to the Subscriber, to:	Leonard Mazur 32 Arden Road Mountain Lakes, NJ 07046

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b.	Waiver of Breach. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach.

c.

Binding Effect; Benefits. None of the parties hereto may assign his or its rights hereunder without the prior written consent of the other parties hereto, and any such attempted assignment without such consent shall be null and void and without effect. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, permitted assigns, heirs and legal representatives.

d.

Entire Agreement; Amendments. This Agreement contains the entire agreement and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge is sought.

e.

Severability. The invalidity of all or any part of any provision of this Agreement shall not render invalid the remainder of this Agreement or the remainder of such provision. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

f.

Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof. The parties hereto each hereby submits himself or itself for the sole purpose of this Agreement and any controversy arising hereunder to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan and the parties hereby waive any and all rights to trial by jury.

g.	Headings. The headings herein are inserted only as a matter of convenience and reference, and in no way define, limit or describe the scope of this Agreement or the intent of the provisions thereof.

h.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures evidenced by facsimile transmission will be accepted as original signatures.

[Signature Page Follows]

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[SIGNATURE PAGE TO STOCK SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the parties have executed and delivered this Stock Subscription Agreement as of the date first written above.

CITIUS PHARMACEUTICALS, INC.

By:	/s/ Myron Holubiak
Name:	Myron Holubiak
Title:	Director

SUBSCRIBER

Leonard Mazur

By:	/s/ Leonard Mazur

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